                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        MARCH 26, 2001
                                                --------------------------------


                               SCHULER HOMES, INC.
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             (Exact name of registrant as specified in its charter)




            DELAWARE                  000-19891               99-0293125
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  (State or other jurisdiction    (Commission File        (I.R.S. Employer
        of incorporation)              Number)           Identification No.)


828 FORT STREET MALL, 4TH FLOOR, HONOLULU, HAWAII              96813
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (808) 521-5661
                                                  ------------------------------


                                  INAPPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS


Number      Exhibit
------      -------


99.1        Investor Presentation


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


ITEM 9.  REGULATION FD DISCLOSURE.

         Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of an investor presentation presented by Schuler Homes, Inc. (the "Company") on March 26, 2001 by the Company's executive management regarding the reorganization of the Company and Western Pacific Housing, Inc.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCHULER HOMES, INC.



                                      By:  /s/ Pamela S. Jones
                                           -------------------------------------
                                                      Pamela S. Jones,
                                            Senior Vice President of Finance and
                                                   Chief Financial Officer

Dated:  March 27, 2001

                                  EXHIBIT INDEX


Number      Exhibit
------      -------

99.1        Investor Presentation




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